Exhibit 99.2



FDA Grants Authorization for AspyreRx™ *(Formerly BT-001)*

JULY 11, 2023

Better THERAPEUTICS

Better+ THERAPEUTICS

Introduction



Mark Heinen
Chief Financial Officer

Better Therapeutics Team



Frank Karbe

President &
Chief Executive Officer



Mark Heinen

Chief Financial Officer



Mark Berman, MD

Chief Medical Officer



Diane Gomez-Thinnes

Chief Commercial Officer



Kristin Wynholds

Chief Product Officer

Disclaimer

This presentation ("Presentation") is for informational purposes only. The information contained herein does not purport to be all-inclusive and neither Better Therapeutics, Inc. ("BetterTX" or the "Company") nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in the Company. Neither the Company nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of the Company.

Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization.

Forward-Looking Statements.

Certain statements in this Presentation may be considered forward-looking statements, within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements in this Presentation include, but are not limited to, statements regarding the delivery of cognitive behavioral therapy and/or prescription digital therapeutics by the Company to address the root causes of type 2 diabetes and other cardio metabolic diseases, development of a proprietary platform and software-based solutions for treatment of type 2 diabetes, heart disease and other conditions, achievement of changes in neural pathways of the brain and lasting changes in behavior through cognitive behavioral therapy delivered by the Company's PDT, the capability of the Company to address the underlying causes of certain diseases and its related potential to improve patient health while lowering healthcare costs, the results of the trial of BT-001 in patients with type 2 diabetes, the Company's plans regarding FDA submissions, plans and expectations regarding the commercialization of BT-001, expectations related to the potential benefits of BT-001 and CBT and their potential treatment applications, the Company's plans regarding the research and advancement of its product candidates for additional treatments, expectations related to the interest of healthcare providers and payers in PDTs, including BT-001, the future financial stability, strength, or success of the Company, and legislative developments affecting PDTs and the outcome of such developments, the Company's expectations about potential business development and royalty deals, expectations and assumptions regarding the addressable market, covered lives, market penetration, prescription numbers and fill rates for AspyreRx, expectations regarding peak revenue, the Company's expectations about the gap in its current enterprise value and its commercial opportunity and the prospects for any near-term return, among others. These forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the Company's business, such as the willingness of the FDA to authorize PDTs, including BT-001, for commercial distribution and insurance companies to reimburse their use, market acceptance of PDTs, including BT-001, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our product candidates and other risks and uncertainties included under the header "Risk Factors" in the Company's quarterly report on Form-10-Q for the fiscal quarter ended March 31, 2023 filed with the Securities and Exchange Commission ("SEC") on May 11, 2023, and those that are included in any of the Company's subsequent filings with the SEC.

Better THERAPEUTICS

Opening Remarks



Frank Karbe
President & Chief Executive Officer

AspyreRx™ Now FDA Authorized in the U.S. for the Treatment of Type 2 Diabetes (T2D)


3:57
LESSON
Ideas about our ability to change
This lesson will help you examine and challenge limiting beliefs about your ability to make lasting changes.
Benefits of this lesson:
Learn about how your brain can change at the cellular level
Examine beliefs about your ability to change that may be holding you back
Reflect on ways you can replace those beliefs
Start

AspyreRx (formerly BT-001) is the first behavioral therapy Class 2 device for treatment of a cardiometabolic disease

- A prescription-only digital therapeutic treatment to provide cognitive behavioral therapy (CBT) to adult patients with T2D
- Intended to be used alongside standard of care diabetes treatments

AspyreRx is differentiated from health and wellness apps in meaningful ways

	AspyreRx	Health & Wellness Applications
Clinically Validated via a Randomized Controlled Trial	✓	X
FDA Authorized as a Class 2 Medical Device	✓	X
Treatment Claim	✓	X
Prescribed by a Healthcare Provider	✓	X
Adheres to Strict Security and Data Privacy Regulations	✓	-

Type 2 Diabetes is a health crisis in the United States

~37 million

Adults in the US have Type 2 Diabetes[1,2]

14 million

Adults in the US have uncontrolled T2D[1] despite being on standard of care medications[1,2]

38%

of adults in the US have prediabetes[1]

$52 billion

in annual Rx drug spending alone[1]

Better+

Sources: 1. Centers for Disease Control and Prevention National Diabetes Statistics Report 2. US Census Population Projections (2023)
Note: The ~37M adults with T2D cited above includes both diagnosed and undiagnosed patients

Diabetes is the most expensive chronic condition in the US and prevalence continues to rapidly increase[1,2,3]



Total US Healthcare Expenditures ($ in trillions)
Americans Diagnosed with Diabetes (millions)
$4
$3
$2
$1
40
30
20
10
1965
1975
1985
1995
2005
2015
25%
of total US healthcare expenditure attributed to diabetes[1,2]

Prevalence projected to increase

54%

between 2015 and 2030 to more than 55M patients[3]

Better

Sources: [1] American Diabetes Association. Economic costs of diabetes in the US in 2017. Diabetes Care. 2018;41(5):917–928. [2] Dieleman JL, Baral R, Birger M, et al. US spending on personal health care and public health, 1996–2013. JAMA. 2016;316(24):2627–2646. [2] Centers for Disease Control and Prevention [3] Rowley WR, Bezold C, Arikan Y, Byrne E, Krohe S. Diabetes 2030: Insights from Yesterday, Today, and Future Trends. Popul Health Manag. 2017 Feb;20(1):6-12. doi: 10.1089/pop.2015.0181. Epub 2016 Apr 28. PMID: 27124621; PMCID: PMC5278808.

FDA Authorization is a Significant Milestone

AspyreRx empowers patients to make & sustain behavior changes that are the cornerstone of diabetes management

Facilitates implementation of T2D treatment guidelines, lowers patient access hurdles

Newly established device classification provides foundation for future growth opportunities

Catalyst for royalty financing transaction and business development discussions

Review of Clinical Data



Mark Berman, MD
Chief Medical Officer

Overview of US Prescribing Information for AspyreRx

Indication for Use Statement

BT-001 is a prescription-only digital therapeutic device intended to provide cognitive behavioral therapy to patients 18 years or older with type 2 diabetes. The device targets behavior to aid in the management of type 2 diabetes in patients who are under the care of a healthcare provider. BT-001 provides cognitive behavioral therapy as a treatment that should be used adjunctively with standard of care.[1]


9:41 AM
100%
WEEK 5 / 12
Progress
Treatment Score
Very Good
742
18
300
400
500
600
700
800
Fasting Blood Sugar (mg/dL)
166
STARTING
127
LATEST
149
WEEK AVG
-39
CHANGE
200
140
120

[1] Limitations: The device is not intended for use as a stand-alone therapy. The device is not a substitute for a patient's prescribed therapy or medication. The device should not be used by people with unstable psychiatric disorders. The device is not intended for use in the treatment of any psychiatric disorder or symptoms.

Better+

Overview of US Prescribing Information for AspyreRx

Usage Statement

- Compared to standard of care treatment alone, consistent use for 90 days has been shown, on average, to result in more improvements in glycemic control, fewer diabetes-related risks to the patient, and more durable results, with benefits shown to persist up to 6 months with continued use of the device.

- Patients are instructed to complete weekly lessons as directed by the product, and to complete a minimum of 10 lessons during the 90 day treatment period to achieve the best results with BT-001.

- Concurrent to usage, standard of care HbA1c monitoring should be conducted to determine appropriate antihyperglycemic medication type and dosage.


AT&T
9:41 AM
100%
Daily Plan
FRI, JAN 14
LESSON | 13 MIN
Exploring your beliefs
DAILY CHECK-INS
Plant-Based Meals
Exercise
Goals
Progress
Discover
Profile

The BT-001 pivotal study was a randomized, controlled, open-label clinical trial designed to evaluate safety and effectiveness after two 90-day treatments for T2D

Patients with Uncontrolled Type 2 Diabetes
N = 668

Patients had longstanding T2D, were on multiple diabetes medications, and had multiple comorbidities with HbA1c ≥7%

1:1 Randomization

BT-001 + Standard of Care
N = 325

Both groups received SOC treatment[1]

Standard of Care Control Group[2]
N = 343

Primary Endpoint
(Day 90)

Mean change in A1c reduction between BT-001 & Control Group

Secondary Endpoint
(Day 180)

Mean change in A1c reduction between BT-001 & Control Group

Safety Outcomes: Severity, Frequency, Relatedness of Adverse Events

Exploratory Outcomes: Medication Use, Cardiometabolic Markers, Risk Factors

Notes: [1]SOC treatment was adjusted as needed at the discretion of the subject's primary care provider or the study investigator. Site investigators were instructed to use their discretion but were given a SOC Guideline Summary to guide medication changes. [2] Control app was downloaded and accessed on the subject's device similar to BT-00-1 but contained no CBT content. Control app prompted subjects to complete the Heath Status Form, SF-12, and PHQ-9 assessments on the same schedule as BT-001. Terms: SOC – Standard of Care

Better

Broad eligibility criteria and decentralized recruitment were used to ensure a nationally representative, diverse population derived from 6 US states


WA
OR
CA
MT
ID
NV
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI

Baseline characteristics included a robust representation of different races and ethnicities, as well diversity in socioeconomic status and levels of education

Zip Codes Represented

588

~40%

Non-White
~30% Black
~17% Latinx


56%
Women
44%
Men

Without College Degree

~40%

98%

Lived in low-income or medium-income neighborhoods

Median Household Income

~$68K

The BT-001 Pivotal Study was designed to test BT-001 in a real-world, difficult-to-treat population

The trial set a high bar to demonstrate efficacy by increasing the likelihood the Control group would receive more medications

Key attributes allowing for imbalance of medication use:

- Mandated, open-label A1c review at Day 90 and Day 180
- Mandate to adjust medications per standard of care guidelines
- Poorly controlled T2D at baseline

Key attributes favoring real-world conditions:

- Robust background therapy allowed
- Patients with multiple comorbidities and advanced disease included
- No mandate to use BT-001

No Glycemic Equipoise


Control
Intervention
++
++

Medications (+): Fixed throughout study

Glycemic Equipoise


Control
Intervention
++++
++

Medications (+): Not fixed, therefore control can respond to higher A1c by increasing meds

BT-001reduced A1c despite on-study addition of more diabetes medication in the Standard of Care control group


Baseline A1c
D90 A1c
D180 A1c
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
% Mean Change in A1c
1.5x more SOC patients increased medications prior to day 180
SOC
BT-001
Primary Endpoint
0.4% Delta,
p < 0.0001
Secondary Endpoint
0.3% Delta,
p = 0.01
Intent-to-Treat Analysis

Better+

Patients who used BT-001 more had greater reduction in A1c

Higher dose of CBT lessons completed associated with larger A1c improvements at 180 days


Low Use of Behavior Therapy
< 10 lessons
Moderate Use of Behavior Therapy
10-20 lessons
High Use of Behavior Therapy
>20 lessons
% Mean Change in A1c
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
-0.1%
-0.4%
-0.6%

Better+

BT-001 Meaningful Responders saw a mean decrease of -1.3% HbA1C over 180 days

"Meaningful Responders" defined as 0.4% or more A1c improvement and accounted for 50.4% of the BT-001 group


MEAN
-1.3%
MEDIAN
-1.1%
14%
12%
10%
8%
6%
4%
2%
0%
% of BT-001 patients
-0.4
-0.5
-0.6
-0.7
-0.8
-0.9
-1
-1.1
-1.2
-1.3
-1.4
-1.5
-1.6
-1.7
-1.8
-1.9
-2
-2.1
-2.2
-2.3
-2.4
-2.5
-2.6
-2.7
-2.8
-2.9
-3
-3.1
-3.2
-3.3
>-3.3
D180 A1c Change From Baseline (% HbA1c)

Statistically significant fewer total adverse events (AEs) and serious AEs occurred in BT-001 patients[1]

Summary of AEs at 180 Days	BT-001 (n=325)	Control (n=343)	
Any treatment-emergent AE, n (%)	135 (41.5)	188 (54.8)	P<0.001
Treatment-emergent AE possibly/probably related to study intervention, n (%)	3 (0.9)	0 (0)	
Serious treatment-emergent AE, n (%)	9 (2.8)	24 (7.0)	P=0.01
SAE possibly related to diabetes/cardiometabolic health, n (%)	5 (1.5)	14 (4.1)	
Cardiovascular	2 (0.6)	6 (1.7)	
Respiratory	1(0.3)	2 (0.6)	
Infectious	2 (0.6)	6 (1.7)	

Note: No adverse device effects were reported by either group.

Better

Key: AE – adverse event; SAE – serious adverse event.
1. Data on file. Better Therapeutics. San Francisco, CA.

Better THERAPEUTICS

Commercial Update



Diane Gomez-Thinnes
Chief Commercial Officer

AspyreRx


Daily Plan
Plant-Based Meals
Exercise
Fasting Blood Sugar

Only AspyreRx delivers CBT to treat patients with T2D by targeting the underlying behaviors that contribute to disease progression in a proven, convenient, engaging digital app

MECHANISM OF ACTION


Reinforce
Think
Goal Setting
Custom Guidance
Therapy Lesson
Cognitive Behavioral Therapy
Insights
Skill Building
Tracking
Learn
Do

CONVENIENT & ENGAGING

81%

Patients using the app at 180 days

61

NPS Score at 180 Days


LESSON
Ideas about our ability to change
This lesson will help you examine and challenge limiting beliefs about your ability to make lasting changes.
Benefits of this lesson:
Learn about how your brain can change at the cellular level
Examine beliefs about your ability to change that may be holding you back
Reflect on ways you can replace those beliefs
Start

EVIDENCE BASED

30%

Patients achieve 1% or more A1c reduction

1.3%

Mean A1C reduction for meaningful responders[1]

- Fewer diabetes medications
- Reduced systolic blood pressure
- Reduced weight
- Improved mood
- Improved quality of life

Better+

Source: BT-001 Clinical Trial [1] Meaningful responders group defined as 0.4% or more A1c improvement and accounted for 50.4% of the BT-001 group







Initial target population includes uncontrolled patients across the disease continuum

Type 2 Diabetes Typical Disease Progression

Most motivated ★ (at Diagnosis + First Line Therapy) · *Most motivated* ★ (at Insulin Treatment)

Pre-Diabetes → ★ Diagnosis + First Line Therapy → ★ Non-Insulin Treatment → ★ Additional Non-Insulin Treatments → ★ Insulin Treatment → Advanced Comorbidities

★ Newly Diagnosed or Change / Escalation in Treatment

- Initial focus will be the uncontrolled population
  - Payers and Providers consider this population the most urgent to address
  - Patients with advanced uncontrolled T2D represents the mean patient population studied in the pivotal trial
- Research indicates the most motivated patients are those who are newly diagnosed or about to step up to insulin

Source: Type II Diabetes Journey and Product Feedback Research. Prepared by Magnolia Innovation Nov 2020

Initial Targeted Approach to Commercial Launch

Sequenced Geography by Geography Build

- Custom teams for unique geographical needs
- Virtual resources for flexibility
- Will execute on this strategy with ~50 FTEs


Washington
Montana
North Dakota
Minnesota
Maine
South Dakota
Wisconsin
Oregon
Idaho
Wyoming
Michigan
Nebraska
United States
Iowa
Nevada
Utah
Colorado
Illinois
Kansas
Missouri
West Virginia
Virginia
California
Oklahoma
Tennessee
Arkansas
Arizona
New Mexico
South Carolina
Texas
Georgia
Alabama
Baja California
Sonora
Chihuahua
Coahuila de Zaragoza
Baja California Sur
Nuevo León
Sinaloa
Durango
Claims Count
0
2,260

TEAM Better+ THERAPEUTICS

FOCUS ON COVERAGE

Payer Leads, MSLs → Payers

FOCUS ON PRESCRIBER DEMAND

Key Accounts, Sales, MSLs → Health Systems; Targeted Physicians

Successful commercialization requires that we educate all stakeholders on the benefits of this new digital treatment option



PROVIDERS

Position AspyreRx as effective and convenient foundation of treatment

PATIENTS

Deliver positive experience, ensuring high engagement and treatment success

PAYERS

Establish coverage for target population

Committed to a positive experience for both health care providers and patients

PROVIDERS



Professional Education – HCP toolkit and patient selection guidance

Workflow Fit – E-Prescribing, coverage and pre-authorization support

Patient Support – Support for patients to easily access therapy and engage in treatment

PATIENTS



Access Support – Prescription and coverage support

Affordability – Options to address individual patient financial needs

Treatment Support – Technical and engagement support

As awareness of PDTs grows, we are making progress with our strategy to target regionally dominant payers


Connected with 65% of
Top 20 Regional Payers

>40 Engagements with Payers, PBMs, Payer / Providers*

Payer Feedback

- Growing awareness of Prescription Digital Therapeutics (PDTs)
- Differentiating PDT vs non-regulated digital therapeutics and wellness apps
- Defining pathways and processes for reviewing PDT
- Reintroduction of the Access to Prescription Digital Therapeutics Act of 2023 signals need for payers to educate their teams and set up processes to review PDTs

Better+ THERAPEUTICS

*Includes market research, consultant engagements, PIE meetings, informal meetings

Early pricing research suggests price range $500-$800 net for one 90-day prescription

Pricing research conducted prior to final pivotal trial results– new pricing study currently underway


Likelihood of Providing Coverage (1to 7 scale)
1 (not at all likely)
2
3
4
5
6
7 (highly likely)
TEST PRICE
14%
14%
43%
21%
7%
$600
71% likely to cover at $600
(rating 5 or 6 or 7 on 1-7 scale)

Better THERAPEUTICS

Source: Payer Pricing Research Full Report. Magnolia Innovation June 24,2022 (n = 15)
NOTE: Assumes pricing feedback is net pricing

Focused Commercial Strategy to Gain Early Traction

- Targeting Top 20 Regionally Dominant Payers
- Phasing launch into 5-6 initial geographies
- Anticipating market release in Q4
- Payer contract negotiations begin immediately
- Launch metrics shared during Q2 Earnings Call

Better+

Closing Comments



Frank Karbe
President & Chief Executive Officer

Progress towards resolving our 3 key risks

1. Regulatory ✓
2. Commercial / Launch Execution
3. Financing

AspyreRx has substantial potential in T2D alone

Model	Assumptions at Peak
Total US Adult Population x % T2D Prevalence x % Uncontrolled	Only uncontrolled population included in our model
= Total Addressable Market	~50% of diagnosed T2D patients addressable per label
x % Lives Covered	~75% Coverage
x % Market Penetration	~25% Penetration
x Number of Prescriptions per Patient	2 Prescriptions per Patient
x % Fill Rate	~55% Fill Rate
= Total Filled Prescriptions	Represents ~1% of all diabetes prescriptions
x Net Price	Assumes 30% gross to net discount
= Net Revenues	>$2 Billion at Peak

Better+

Substantial potential achievable with only 5% utilization

AspyreRx Peak Utilization in US Patients Diagnosed with T2D



>$2 Billion
Net Revenue[1]
5%
95%
Treated with AspyreRx
All Other Patients Diagnosed with T2D

- Projected peak revenue achievable with 5% share of all patients diagnosed with T2D or 11% share of uncontrolled T2D patients

- Additional revenue upside potential:
  - ✚ Larger T2D market share
  - ✚ International expansion
  - ✚ Additional indications

Better✚

Sources: [1]Internal, bottoms-up forecast based on assumption information currently available. Could change materially following actual commercialization. 5% peak utilization calculated as follows: 50% uncontrolled x 75% covered lives x 25% peak penetration x 55% fill rate =5% of all patients diagnosed with T2D

FUTURE INDICATIONS

With moderate platform modifications, we can pursue a broad range of potential indications that may offer significant upside


$$$
Health Resource Utilization
$
25%
Degree of Platform Modifications
0%
CKD
Stage 1-3
$87B
Post-MI
Obesity
NASH
$103B
NAFLD
T2D
$237B
Hypertension
$52B
HTN in
T2DM
Heart
Failure
$20B
Hyperlipidemia
$26B
Severe HyperTG
Resistant
HTN

$ figures in select bubbles represent annual direct US healthcare expenditures

Prevalence > 20% | Prevalence < 20% | Prevalence < 2% | **Proof-of-concept established**

Better+

Sources: [1] CDC; [2] Younossi, Z.M. (2016) The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Hepatology. 64: 1577-1586. https://doi.org/10.1002/hep.28785 2016;64(5):1577–86. [3] Tsao, C.W. (2023) Heart Disease and Stroke Statistics—2023 Update: A Report From the American Heart Association. Circulation. 147:e93–e621. https://doi.org/10.1161/CIR.0000000000001123

Financing Strategy


Business Development
Structured Financings
Capital Markets

- Disciplined management of dilution
- Address majority of financing overhang through non-share dilutive options
- Optimistic in ability to meet critical milestones
- Highly cost-efficient operating model

We envision AspyreRx becoming part of the standard of care for adults with T2D

- Significant & growing unmet medical need
- In-line with existing treatment guidelines
- Valuable at any stage in T2D disease progression
- Broadly accessible to anyone with a smartphone
- Potential cost savings for payers & health systems

Questions & Answers



Frank Karbe

President &
Chief Executive Officer



Mark Heinen

Chief Financial Officer



Mark Berman, MD

Chief Medical Officer



Diane Gomez-Thinnes

Chief Commercial Officer



Kristin Wynholds

Chief Product Officer